Exhibit 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Christos P. Traios, certify that:

(1)	I have reviewed this Amendment No. 1 to annual report on Form 10-K/A of Petrogress, Inc.;

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

May 18, 2020	Petrogress, Inc.

	By:	/s/ Christos P. Traios
Christos P. Traios
Chief Executive Officer